Exhibit 99.3

           (Text of graph posted to Ashland Inc.'s website concerning
                      Ashland Distribution Company's gross profit)

                 ADC Gross Profit (%) - 3 Month Rolling Average

                                  2000        2001        2002       2003
                                  ----        ----        ----       ----

              January             15.4        16.1        17.2       15.9
              February            15.4        16.3        16.6       15.5
              March               15.3        16.4        16.1       15.0
              April               15.1        16.2        15.8       14.9
              May                 15.1        15.6        15.7       15.0
              June                15.0        15.5        15.7       15.1
              July                15.0        15.6        15.7
              August              15.1        15.9        15.7
              September           15.4        16.1        16.0
              October             15.3        16.2        15.7
              November            15.6        16.7        15.9
              December            15.6        16.9        15.9




                 ADC Gross Profit (%) - 12 Month Rolling Average

                                2000        2001        2002       2003
                                ----        ----        ----       ----

              January           15.8        15.4        16.2       15.8
              February          15.7        15.5        16.2       15.7
              March             15.6        15.6        16.2       15.6
              April             15.5        15.7        16.3       15.5
              May               15.4        15.7        16.2       15.5
              June              15.3        15.8        16.2       15.4
              July              15.2        15.8        16.2
              August            15.2        15.8        16.1
              September         15.2        16.0        16.1
              October           15.2        16.0        15.9
              November          15.2        16.1        15.9
              December          15.3        16.2        15.8